3



                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934

                  Date of Event Requiring Report: April 4, 2003

                           INTACTA TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)

                                     NEVADA
         (State or other jurisdiction of incorporation or organization)

         000-30467                          58-2488071
         ---------                          ----------
  (Commission File Number)     (IRS Employer Identification Number)




                      Ross Wilmot, Chief Financial Officer
    1300-1075 West Georgia Street, Vancouver, British Columbia Canada V6E 3C9
                    (Address of principal executive offices)

                                                   (604) 684-4691 (Registrant's
                                telephone number, including area code)

ITEM 4.  Changes in Registrant's Certifying Accountant

On April 4, 2003, Intacta Technologies, Inc.'s ("Company") principal accountants, BDO Seidman, LLP ("Seidman") resigned as the Company's auditors.

The audit reports of Seidman on the Company's financial statements for the fiscal years ending December 31, 2001 and December 31, 2000 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except such reports were modified to include an explanatory paragraph for a going concern uncertainty.

In connection with the audits of the fiscal years ending December 31, 2001 and December 31, 2000 including the subsequent interim periods through the date of resignation, the Company had no disagreements with Seidman on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure, which disagreement(s), if not resolved to the satisfaction of Seidman, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report. In addition, during that time there were no reportable events (as defined in Item 304(a)(1)(iv) of Regulation S-K).

The Company provided Seidman with a copy of this report prior to filing it with the Securities and Exchange Commission ("Commission"). The Company requested that Seidman furnish the Company with a letter to the Commission stating whether Seidman agrees with the above statements. A copy of that letter dated May 5, 2003 is filed as an Exhibit to this Form 8-K.

ITEM 7.  Financial Statements and Exhibits

The following exhibit is included:

EXHIBIT  PAGE       DESCRIPTION
NO.      No.

16(i)    3         letter from Seidman to the Securities and Exchange Commission
                                 dated                    May 5, 2003 regarding
                                 change in certifying accountant.

Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTACTA TECHNOLOGIES, INC.

Signature                                                              Date



By: /s/ Ross Wilmot                                                May 5, 2003
    ---------------
Name:  Ross Wilmot
Title:    Chief Financial Officer





EXHIBIT 16(i)


May 5, 2003

Securities and Exchange Commission
450 5th Street N.W.
Washington, D.C. 20549

Ladies and Gentlemen:

We have been furnished with a copy of the response to Item 4 of Form 8-K for the event that occurred on April 4, 2003, to be filed by our former client, Intacta Technologies Inc. We agree with the statements made in response to that Item insofar as they relate to our Firm.



Very truly yours,

/s/ BDO Seidman, LLP

BDO Seidman, LLP



cc:

Mr. Ross Wilmot, CFO - Intacta Technologies Inc